Exhibit 99.1

Lumber Liquidators

2 Safe Harbor Statement The following information contains certain statements that are not historical facts and that constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions, estimates and projections concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors, some of which cannot be predicted or quantified and many of which are outside Management’s control, that could cause actual results to differ materially from the results discussed in the forward - looking statements. Not all of these risks, uncertainties, assumptions and other important factors are known to us. You are cautioned not to put undue reliance on such forward - looking statements because actual results may vary materially from those expressed or implied. All forward - looking statements are based on information available to Management on this date, and Lumber Liquidators Holdings, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. While it is not possible to identify all factors, some of the factors that may cause actual results to differ from historical results or from any results expressed or implied by our forward - looking statements, or that may cause our expectations, beliefs, assumptions, estimates and projections to change, include the following: the risk and uncertainties referenced in our Annual Report on Form 10 - K for the year ended December 31, 2013 and subsequent filings with the Securities and Exchange Commission, particularly those set forth under the caption “Risk Factors .” Please refer to the financial statements and notes and management discussion included in our annual reports on Form 10 - K and our quarterly reports on Form 10 - Q for definitions of key terms including comparable store net sales, average sale, comparable store traffic and cannibalization.

3 Growth Retailer Largest Specialty Retailer of Flooring Total % 9.9% 20.8% 23.0% 5% - 10% Comp % ( 2.0%) 11.4% 15.8% LSD (+/ - ) Store Count 263 288 318 351 – 355 Store Growth % 17.9% 9.5% 10.4% 10.4% - 11.6% $487.5 $509.4 $254.3 $271.5 $258.4 $294.1 $681.6 $813.3 $1,000.2 $1,075.0 2011 2012 2013 2014E Net Sales First Half Q3 Actual/Guidance Midpoint Q4 Actual/Guidance Midpoint $ in millions

4 Differentiated Value Proposition • Source direct from the mills, often purchasing a significant portion of our mill - partners’ capacity • Lowest prices in the market with greatest price advantages in premium products of each merchandise category; Proprietary brands provide price point for everyone • Broadest assortment of 25 wood species and over 350 varieties • The complete purchase (moldings, accessories, tools) • Products are the BEST in their categories • Significant investment in quality control and assurance around the world, including 60 professionals in the US, China and South America monitoring daily, most often at the mill Price Selection People Availability Quality • Entire assortment available in no more than 2 weeks • Best sellers by store are in - stock • Highly skilled flooring experts with training to identify and serve both knowledgeable DIY and casual consumers needing greater assistance • World class, highly motivated sales force • Effective support infrastructure focused on continuous improvement

5 -10% -5% 0% 5% 10% 15% 20% Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 LL COMP (Quarterly) EHS (% Change YOY) Single Family Home Sales & LL Comp Sales

6 Portfolio of Initiates Driving Store Performance Portfolio of initiatives driving new store productivity: • Enhanced real estate strategy • Broadened reach and frequency of advertising • Expanded showroom format (Store of the Future – “SOTF”) 50.8% 55.0% 57.1% 68.7% 79.1% 67.9% 70.4% 74.9% 66.5% 67.8% 73.6% 2009 2010 2011 2012 2013 Q1 Weather - Impacted Q1 Total Q1 Non- Weather Q2 Weather - Impacted Q2 Total Q2 Non- Weather New Store Productivity (2) (1) (1) Measured as the ability of new stores to generate revenue (per store) as compared to comparable stores (2) Includes 18 and 23 stores adversely impacted by the weather in Q1 and Q2, respectively We e stimate 600 store locations in the United States and 30 store locations in Canada (2)

7 $350 $850 $1,400 $1,950 $2,500 $2,900 $500 $1,000 $1,700 $2,600 First 3 months First 6 months First 9 months Year 1 Year 2 Year 3 New Stores Net Sales Historical Avg (1) Expanded Showroom (2013 and forward) (2) (3) (4) Expanded Showroom Format ● Expanded store showroom (1,600 ft 2 ) while maintaining the size of the total store (6,300 – 7,000 ft 2 ) ● Expect to end 2014 with approximately 30% of our store base with the expanded showroom ● Capital expenditures averaging $250,000 per new store ● Average 4 - wall contribution of 11 stores opened for more than 12 months is greater than 20%, an improvement of up to 1,000 bps due primarily to increases in gross profit, only partially offset by higher costs to operate $ in thousands (5) (1) Represents aggregate net sales ramp of stores opened in 2006 through 2012 (2) Includes 42 stores opened for more than 3 months (3) Includes 29 stores opened for more than 6 months (4) Includes 18 stores opened for more than 9 months (5) Includes 11 stores opened for more than 12 months

8 Our Current Customer Base Our Focus Broaden Advertising Reach & Frequency (of those considering a flooring purchase)

9 8.7% 8.0% 7.7% 7.2% 7.6% 7.8% 8.1% 6.2% 2009 2010 2011 2012 2013 2014E Q3 2014E Q4 2014E Advertising Spend ● Aggressively pursuing market share in a recovering housing market ● Increasing frequency to maintain core DIY customer and broadening reach to attract a more casual consumer % of net sales (Midpoint )

10 ● Bellawood is our flagship brand with industry - leading scratch and abrasion resistance, stain and scuff resistance, gloss retention and an 100 - year, transferable warranty » Invested in processes to further widen the gap in key features by introducing a new and improved finish ● Currently offered in solid and engineered hardwood and bamboo (beginning in 2013) across a wide range of domestic and exotic species » New matte finishes and hues to expand the assortment ● Reinvigorating the brand with a combination of advertising to emphasize the new and unique features, promotions and in - store selling techniques » T ransition to ‘new’ Bellawood in September » Advertising launch in October Re - launch

11 Portfolio of Gross Margin Drivers For the three years ended June 30, 2014 35.1% 40.7% 1H 2011 Gross Margin Sequoia Acquisition (eliminate markup on one-third of total sales mix) Sourcing Initiatives -Eliminate Middlemen -Vendor Allowances -Line Reviews Increased Sales Mix of Moldings, Accessories & Tools ASP & Sales Mix -Premium Product Conversion -Store Training -POS Discipline -Expansion of Customer Base Investment in Quality & Related Costs Transportation -International -Domestic -Customs charges -Duty charges -Fuel charges 1H 2014 Gross Margin 50 to 100 bps 250 to 350 bps 100 to 150 bps (25 to 50) bps (10 to 25) bps 150 to 200 bps

12 Gross Margin Bridge 1H 2014 to 2H 2014 40.7% 39.6% 41.2% 1H 2014 Gross Margin Transportation -International -Domestic -Customs charges -Duty charges -Fuel charges Product -Sales Mix -POS Discipline -Sourcing Initiatives Inventory Adjustments (Shrink & Obsolescence) Q3 2014 Gross Margin (Midpoint) Transportation -International -Domestic -Customs charges -Duty charges -Fuel charges Product -Sales Mix -POS Discipline -Sourcing Initiatives Inventory Adjustments (Shrink & Obsolescence) Q4 2014 Gross Margin (Midpoint) (50 - 70) bps 10 - 30 bps (50 - 70) bps 10 - 30 bps 50 - 70 bps 40 - 60 bps

13 C onstrained Inventory ● Primary merchandise categories impacted: » Laminate (primarily premium 12mm) » Engineered hardwood (primarily handscraped ) » Vinyl wood plank ● We believe net sales were adversely impacted in Q2 2014 by $18 million in total, with comparable store net sales levered by 600 bps ● Laminates and vinyl returned to full, in - stock positions by the end of August with engineered hardwood expected to be materially in - stock by the end of September ● No material adverse impact expected in Q4 2014 or subsequent periods

14 Sales Mix 2008 vs. 2013 64% 24% 12% 44% 38% 18% Solid & Engineered Hardwood Laminates, Bamboo, Vinyl Plank & Cork Moldings, Accessories & Other 2008 2013

15 Sourcing Mix 2008 vs. 2013 40% 5% 39% 16% 50% 40% 7% 3% Asia North America South America Other 2008 2013

16 8.0% 6.8% 6.2% 9.6% 12.6% 11.8% 2009 2010 2011 2012 2013 2014E Operating Margin Expansion (Management’s Key Performance Metric) SAP Implementation in August 2010: Full Productivity Restored in 2H 2011 (Guidance Midpoint)

17 Cash Flow & Liquidity • Excess cash prioritized to core growth, strategic acquisitions, conservative balance sheet and share repurchases • Since the inception of our stock repurchase program through June 30, 2014, we have repurchased approximately 2.5 million shares of our common stock at an average price of $48.88 using approximately $120.6 million in cash $80.6 $31.0 $3.3 $28.3 $38.5 $48.1 Cash at 12/31/13 Cash from Operations & Stock Option Exercises Net Working Capital Investment Capital Expenditures Stock Repurchases Cash at 6/30/14 ( ) ( ) $ in millions

18 Capital Expenditures $ in millions $20.5 $16.9 $13.4 $19.3 $25.0 $13.8 $11.2 $10.0 $5.5 $4.5 $10.5 $50.0 $9.0 $41.0 $20.5 $16.9 $13.4 $29.8 $85.0 $28.3 $56.7 2010 2011 2012 2013 2014E 1H 2014 2H 2014E Supply Chain (WCDC equipment and ECDC property/equipment) Finishing & Vertical Integration Stores & All Other (Guidance Highpoint ) (Guidance Highpoint )

19 2014 Guidance

20 2014 Full Year Guidance ● Net sales in the range of $ 1.05 billion to $ 1.10 billion ● Change in comparable store net sales in the low single digits, either positive or negative ● The opening of a total of 33 to 37 new store locations, all in the SOTF format ● The remodeling of a total of 15 to 20 existing stores to the SOTF format ● Operating margin in the range of 11.4% to 12.3% ● Capital expenditures in the range of $80 million to $85 million ● E arnings per diluted share in the range of $2.65 to $ 3.00, based on a diluted share count of approximately 27.5 million shares, exclusive of any future impact of the stock repurchase program » Note: Diluted share count updated, previously 27.6 million shares